FOR ANSWERING INCOMING CALLS FOR SHAREHOLDERS VOTING BY PHONE IN THE SPARTAN U.S. EQUITY INDEX FUND, #650,
D.F. KING - HOW MAY I HELP YOU?
VERIFY SHAREHOLDER WANTS TO VOTE BY PHONE:
-PLEASE LET ME VERIFY YOUR REQUEST: YOU'D LIKE TO VOTE ON THE
PROPOSALS FOR THE SPARTAN U.S. EQUITY INDEX FUND, IS THAT CORRECT?

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Then, record the shareholder's vote on the proposals.
Q. COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR NOVEMBER 19TH. THANK YOU FOR YOUR TIME. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
Spartan U.S. Equity  Index Fund PROPOSALS
THE PROPOSALS ARE:
 1A) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 1B)  TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)
---------------------------------------------------------------------
------------------------------------
IF CALLER REQUIRES FURTHER INFORMATION,
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity Representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-605-4015, introduce the customer as below, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING - THE FIRM FIDELITY USES FOR PROXY SOLICITATIONS FOR ITS FUNDS. WE ARE ASSISTING FIDELITY IN RECORDING VOTES BY
TELEPHONE FOR THE CURRENT  SPARTAN U.S. EQUITY  INDEX FUND PROXY.   I
HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? What is your name please? (Then conference call in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

CUSTOMER WANTS TO FAX PROXY
  FAX INSTRUCTIONS

If you would like, you can fax your signed proxy card to the proxy tabulator. The fax number is 1-888-451-8683. If you choose to fax, please fax both the front and back of your card. Thank you.

 SPARTAN U.S.  EQUITY INDEX FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________


 SPARTAN U.S. EQUITY INDEX FUND

Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
Q: HAVE YOU RECEIVED THE SPARTAN U.S. EQUITY INDEX FUND PROXY MATERIAL? THE PACKAGE WAS MAILED IN SEPTEMBER AND A SECOND SOLICITATION LETTER WAS MAILED ABOUT A WEEK AGO.
If NO: Confirm shareholder's address.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON NOVEMBER19TH. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR NOVEMBER 19TH.
If YES: Q.  DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity Representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-605-4015, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING- THE FIRM FIDELITY USES FOR PROXY SOLICITATIONS FOR ITS FUNDS. WE ARE ASSISTING FIDELITY IN CALLING SPARTAN U.S. EQUITY INDEX FUND SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-605-4015. Thank the shareholder for his/her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-605-4015. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
IF NOT HOSTILE: AFTER ANSWERING ALL QUESTIONS, OFFER THE SHAREHOLDER THE OPPORTUNITY TO VOTE BY TELEPHONE.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If  NO: Politely refer him/her to Fidelity at 1 800-605-4015.
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q.  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR NOVEMBER 19TH. THANK YOU FOR YOUR TIME. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
SPARTAN U.S. EQUITY INDEX FUND PROPOSALS
THE PROPOSALS ARE:
 1A) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 1B) TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

SPARTAN U.S. EQUITY  INDEX FUND
FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

 SPARTAN U.S.  EQUITY INDEX FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

AUTOMATED PROXY VOTE REMINDER MESSAGE (PROXY LITE):
SPARTAN U.S. INDEX EQUITY  FUND - #650
This is a brief recorded message from Fidelity Investments about the shareholder meeting material and proxy card that were recently mailed to you on behalf of the Spartan U.S. Equity Index Fund.
Your participation in the vote is very important, no matter how large or small your holdings may be or the kind of account you have. We want to make sure you have every opportunity to vote on the matters affecting your fund.
Please review the materials carefully and return the proxy card today. Or, you may vote by phone by calling our proxy solicitor, D.F. King & Co., Inc., weekdays from 9AM to 11PM at 1-800-848-3155.
Your vote is important and we appreciate your cooperation.
SCRIPT FOR LEAVING A PERSONALIZED MESSAGE ON AN ANSWERING MACHINE HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND OR WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE SPARTAN U.S. EQUITY INDEX FUND AND YOUR INVESTMENT IN IT.
AS A SHAREHOLDER OF THE SPARTAN U.S. EQUITY INDEX FUND YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. TO TELEPHONE YOUR VOTE IN, PLEASE CALL D.F. KING & CO., INC. OUR PROXY SOLICITORS AT 1-800-848-3155.
IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-605-4015. THANK YOU . FIIS - CLIENT SERVICES CALLOUT SCRIPTS - INCLUDES CONVERSATION & LEAVING MESSAGE
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND . I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE SPARTAN U.S. EQUITY INDEX FUND PROXY MATERIAL? THE PACKAGE WAS DATED LATE SEPTEMBER. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on November 19th. Thank the shareholder for his/ her time. (End phone call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON NOVEMBER 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL OUR PROXY SOLICITOR, D.F. KING, & CO., INC. AT 1-800-848-3155 WEEKDAYS FROM 9 AM - 11 PM.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and Q&A and then encourage the shareholder to vote.
SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND. I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS A SHAREHOLDER OF THE SPARTAN U.S. EQUITY INDEX FUND , YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU.
IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO
1- 888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL OUR PROXY SOLICITOR,
D.F. KING,& CO., INC. AT  1-800-848-3155 WEEKDAYS FROM 9 AM - 11 PM.

IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-843-3001.
    THANK YOU FOR YOUR TIME.

LOG SHEET
 Date__________________
 Fidelity Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent Spartan UEI
Proxy Card Only ________ __________
Full Proxy Kit  __________ __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________